UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/19/2010

Targeted Genetics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23930

Washington	91-1549568
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 623-7612
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 19, 2010, Targeted Genetics Corporation (the "Company") received a written notice from the staff of The NASDAQ Stock Market ("NASDAQ") informing the Company that trading of the Company's common stock would be suspended prior to the open of business on Thursday, January 21, 2010 and that NASDAQ would initiate procedures to delist the Company's common stock. The Company had notified NASDAQ on January 13, 2010 of its decision not to pursue a reverse stock split as a means to regain compliance with the $1.00 share price required for continued listing under Listing Rule 5550(a)(2). The Company does not intend to appeal NASDAQ's determination to delist its common stock.

As previously reported, following the delisting of the Company's common stock, the Company anticipates that its common stock will be quoted on the Pink Sheets, a centralized electronic quotation service for over-the-counter securities. However, the Company can give no assurance that trading in its stock will continue on the Pink Sheets or on any other securities exchange or quotation medium.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This current report on Form 8-K contains or may contain certain forward-looking statements concerning the Company's status as a listed company on NASDAQ and reporting company under the Exchange Act and the rules and regulations promulgated thereunder, financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. Factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this current report on Form 8-K include, but are not limited to, actions taken by NASDAQ, including the anticipated suspension of trading in our securities and expected filing of the Form 25, actions taken by holders of our common stock in response to this report and the anticipated filing of the Form 25 and Form 15, the willingness of market makers to trade the Company's common stock on the Pink Sheets and actions taken by the SEC in response to the anticipated filing of the Form 25 and the Form 15, as well as those factors described in the Company's filings with the SEC, press releases and other communications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation

Date: January 20, 2010	By:	/s/ DAVID J. POSTON
DAVID J. POSTON
VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER